At a joint special meeting of shareholders held on March 24, 2014, the shareholders of SunAmerica Series Trust were asked to vote on the following proposals:

1.	Election of seven (7) Trustees to the Board.  (Voted on by
all Portfolios.)
Final Vote:

For
Withheld
Carl D. Covitz
468,600,824.029
6,228,672.254
Gilbert T. Ray
468,739,828.177
6,089,667.901
Allan L. Sher
468,193,693.418
6,635,802.865
Bruce G. Willison
468,881,418.893
5,948,068.390
Garrett F. Bouton
468,825,804.081
6,003,692.202
Peter A. Harbeck
468,852,340.459
5,977,155.824
Jane Jelenko
468,661,226.372
6,168,269.911

2.	Amend And Restate The Declaration Of Trust Of Each
Trust.  (Voted on by all Portfolios.)
2A.	To amend the Declaration of Trust in any Respect
in the future without shareholder approval.
Final Vote:
For
Against
Abstain
450,213,337.938
19,092,603.377
5,523,545.486

2B.	To permit the Board of Trustees to authorize the
reorganization of the Trust, a portfolio or a class
without shareholder approval when permitted by
applicable law.
Final Vote:
For
Against
Abstain
452,362,572.194
17,036,123.116
5,430,800.993

2C.	To permit the Board of Trustees to determine
circumstances under which a portfolio may
involuntarily redeem a shareholder's shares.
Final Vote:
For
Against
Abstain
451,973,002.759
16,755,326.438
4,616,167.085

2D.	To effect certain other changes.
Final Vote:
For
Against
Abstain
451,901,304.159
15,349,239.161
7,578,952.953

3.	To adopt, revise or eliminate the fundamental policies of
the portfolios (to be voted on by each portfolio of each
Trust, except VCPsm Value Portfolio and VCP Total Return
Balancedsm Portfolio) as follows:
3A.	To revise the fundamental policy regarding
borrowing money.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,234,648.873
47,090.816
29,812.391
Alliance Growth
Portfolio
2,647,261.896
75,879.450
73,719.590
Balanced Portfolio
1,531,818.230
129,993.642
67,424.398
Blue Chip Growth
Portfolio
1,412,322.171
46,977.325
33,800.211
Capital Growth
Portfolio
653,762.670
31,682.973
29,012.439
Cash Management
Portfolio
2,534,800.768
234,850.189
76,884.195
Corporate Bond
Portfolio
34,501,850.331
436,088.659
291,057.147
Davis Venture Value
Portfolio
9,877,760.058
406,760.455
241,828.359
"Dogs" of Wall
Street Portfolio
6,109,980.157
135,517.205
55,453.829
Emerging Markets
Portfolio
19,371,728.401
232,243.138
138,741.574
Equity Index
Portfolio
43,464,598.685
16,837.917
5,111.756
Equity Opportunities
Portfolio
4,267,624.418
53,278.233
39,880.575
Foreign Value
Portfolio
18,902,718.538
224,554.707
136,781.851
Fundamental Growth
Portfolio
6,807,674.588
45,256.431
32,532.957
Global Bond
Portfolio
11,209,684.181
219,382.177
108,477.681
Global Equities
Portfolio
16,802,485.647
58,666.071
25,763.840
Growth
Opportunities
Portfolio
9,022,882.157
119,485.550
85,775.285
Growth-Income
Portfolio
11,423,707.154
96,866.572
70,621.419
High-Yield Bond
Portfolio
28,491,983.988
355,350.098
366,687.096
International
Diversified Equities
Portfolio
3,286,481.804
146,652.864
122,015.916
International Growth
and Income Portfolio
13,154,435.911
153,796.258
121,759.529
Marsico Focused
Growth Portfolio
7,989,889.138
115,628.967
37,623.917
MFS Massachusetts
Investors Trust
Portfolio
21,001,175.548
120,626.910
102,935.426
MFS Total Return
Portfolio
5,592,645.649
372,341.721
219,867.607
Mid-Cap Growth
Portfolio
5,716,058.106
86,162.996
65,681.940
Real Estate Portfolio
7,836,464.951
188,134.600
77,588.534
Small & Mid Cap
Value Portfolio
5,319,282.256
152,437.488
96,804.491
Small Company
Value Portfolio
7,423,704.120
48,838.481
22,726.779
SunAmerica
Dynamic Allocation
Portfolio
58,036,005.187
4,303,091.496
2,220,447.588
SunAmerica
Dynamic Strategy
Portfolio
22,098,870.276
1,855,570.117
0.000
Technology Portfolio
1,728,130.542
95,603.981
51,853.575
Telecom Utility
Portfolio
541,974.900
63,966.398
26,170.129
Total Return Bond
Portfolio
63,652,826.047
952,752.904
372,056.222
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A



3B.	To revise the fundamental policy regarding
underwriting.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,229,048.602
43,274.907
39,228.571
Alliance Growth
Portfolio
2,654,070.561
66,608.209
76,182.166
Balanced Portfolio
1,547,109.337
115,267.375
66,859.558
Blue Chip Growth
Portfolio
1.411.608.631
41,126.267
40,364.809
Capital Growth
Portfolio
660,193.260
24,859.437
29,405.385
Cash Management
Portfolio
2,597,448.945
139,696,514
109,389.693
Corporate Bond
Portfolio
34,537,033.347
378,143.625
313,819.165
Davis Venture Value
Portfolio
9,926,415.032
360,463.728
239,470.112
"Dogs" of Wall
Street Portfolio
6,138,907.458
101,183.429
60,860.304
Emerging Markets
Portfolio
19,386,206.641
206,801.772
149,704.700
Equity Index
Portfolio
43,468,549.812
12,886.790
5,111,756
Equity Opportunities
Portfolio
4,272,580.476
44,723.678
43,479.072
Foreign Value
Portfolio
18,923,724.574
193,747.991
146,582.531
Fundamental Growth
Portfolio
6,814,767.834
38,201.024
32,495.118
Global Bond
Portfolio
11,259,499.473
165,116.988
112,927.578
Global Equities
Portfolio
16,806,297.746
55,532.256
25,085.556
Growth
Opportunities
Portfolio
9,036,800.819
116,063.073
75,279.100
Growth-Income
Portfolio
11,423,593.766
92,926.613
74,674.766
High-Yield Bond
Portfolio
28,509,105.239
322,458.725
382,457.218
International
Diversified Equities
Portfolio
3,284,837.612
131,574.312
138,738.660
International Growth
and Income Portfolio
13,135,534.765
166,315.027
128,141.906
Marsico Focused
Growth Portfolio
8,015,850.757
87,799.563
39,491.702
MFS Massachusetts
Investors Trust
Portfolio
21,016,157.124
108,272.931
100,307.829
MFS Total Return
Portfolio
5,621,595.406
316,584.288
246,675.283
Mid-Cap Growth
Portfolio
5,710,310.611
88,892.338
68,700.093
Real Estate Portfolio
7,851,742.835
168,794.306
81,650.944
Small & Mid Cap
Value Portfolio
5,325,080.955
141,235.299
102,207.981
Small Company
Value Portfolio
7,427,333.002
42,152.826
25,783.552
SunAmerica
Dynamic Allocation
Portfolio
58,520,959.213
3,737,293.047
2,301,292.011
SunAmerica
Dynamic Strategy
Portfolio
22,342,680.848
1,550,353.331
948,714.499
Technology Portfolio
1,724,980.479
79,084.351
71,523.268
Telecom Utility
Portfolio
544,527.380
59,456.790
28,127.257
Total Return Bond
Portfolio
63,695,608.929
876,790.423
405,235.821
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3C.	To revise the fundamental policy regarding lending.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,228,953.147
51,675.386
30,923.547
Alliance Growth
Portfolio
2,643,667.583
75,606.985
77,586.368
Balanced Portfolio
1,536,255.332
126,486.065
66,494.873
Blue Chip Growth
Portfolio
1,412,996.351
42,176.860
37,926.496
Capital Growth
Portfolio
659,735.086
25,171.681
29,551.315
Cash Management
Portfolio
2,588,159.281
157,892.439
100,483.432
Corporate Bond
Portfolio
34,482,940.826
454,220.704
291,834.607
Davis Venture Value
Portfolio
9,905,561.681
389,729.035
231,058.156
"Dogs" of Wall
Street Portfolio
6,099,928.055
145,547.873
55,475.263
Emerging Markets
Portfolio
19,367,799.251
233,218.964
141,694.898
Equity Index
Portfolio
43,464,767.600
16,236.606
5,544.152
Equity Opportunities
Portfolio
4,276,240.927
52,844.515
31,697.784
Foreign Value
Portfolio
18,901,962.933
215,865.509
146,226.654
Fundamental Growth
Portfolio
6,807,972.988
41,549.683
35,941.305
Global Bond
Portfolio
11,200,889.230
226,388.652
110,266.157
Global Equities
Portfolio
16,804,247.290
53,801.296
28,866.972
Growth
Opportunities
Portfolio
9,037,119.004
114,162.206
76,861.782
Growth-Income
Portfolio
11,416,594.749
96,096.099
78,504.297
High-Yield Bond
Portfolio
28,508,777.696
336,079.371
374,164.115
International
Diversified Equities
Portfolio
3,286,885.278
142,749.564
125,515.742
International Growth
and Income Portfolio
13,127,727.671
167,937.414
134,326.613
Marsico Focused
Growth Portfolio
7,981,758.435
121,976.699
39,406.888
MFS Massachusetts
Investors Trust
Portfolio
21,015,432.538
109,296.666
100,008.680
MFS Total Return
Portfolio
5,602,903.979
341,653.954
240,297.044
Mid-Cap Growth
Portfolio
5,692,139.012
105,237.178
70,526.852
Real Estate Portfolio
7,842,280.844
177,682.950
82,224.291
Small & Mid Cap
Value Portfolio
5,306,135.561
157,771.521
104,617.153
Small Company
Value Portfolio
7,421,150.828
46,021.739
28,096.813
SunAmerica
Dynamic Allocation
Portfolio
58,279,455.660
4,084,109.965
2,195,978.646
SunAmerica
Dynamic Strategy
Portfolio
22,157,308.002
1,836,137.400
848,303.276
Technology Portfolio
1,688,201.032
129,807.936
57,579.130
Telecom Utility
Portfolio
545,771.258
59,241.807
27,098.362
Total Return Bond
Portfolio
63,671,553.254
894,752.445
411,329.474
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3D.	To adopt or revise the fundamental policy regarding
the issuance of senior securities.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,226,918.676
42,236.077
42,398.327
Alliance Growth
Portfolio
2,648,428.812
76,323.348
71,108.776
Balanced Portfolio
1,522,464.776
121,092.527
84,968.967
Blue Chip Growth
Portfolio
1,408,020.887
50,740,064
34,338.756
Capital Growth
Portfolio
662,895.889
24,794.618
26,767.575
Cash Management
Portfolio
2,625,417.469
140,867.823
80,459.860
Corporate Bond
Portfolio
34,526,217.318
417,666.998
285,111.821
Davis Venture Value
Portfolio
9,910,430.832
362,508.533
253,409.507
"Dogs" of Wall
Street Portfolio
6,108,908.568
137,561.014
54,481.609
Emerging Markets
Portfolio
19,398,301.366
205,675.419
138.736.328
Equity Index
Portfolio
43,468,127.707
12,876.499
5,544.152
Equity Opportunities
Portfolio
4,272,033.338
49,215.383
39,534.505
Foreign Value
Portfolio
18,935,773.383
191,777,560
136,504.153
Fundamental Growth
Portfolio
6,809,193.831
41,909.526
34,360.619
Global Bond
Portfolio
11,229,308.495
203,337.331
104,898.213
Global Equities
Portfolio
16,803,693.290
55,741.883
27,480.385
Growth
Opportunities
Portfolio
9,047,228.973
108,681.385
72,232.634
Growth-Income
Portfolio
11,421,962.788
99,400.181
69,832.176
High-Yield Bond
Portfolio
28,513,570.255
321,183.128
379,267.799
International
Diversified Equities
Portfolio
3,303,869.755
123,090.815
128,190.014
International Growth
and Income Portfolio
13,144,450.445
158,060.251
127,491.002
Marsico Focused
Growth Portfolio
7,991,071.827
109,819.621
42,250.574
MFS Massachusetts
Investors Trust
Portfolio
21,023,415.997
101,819.569
99,502.318
MFS Total Return
Portfolio
5,610,916.732
353,065.622
220,872.623
Mid-Cap Growth
Portfolio
5,696,063.151
103,928.000
67,911.891
Real Estate Portfolio
7,860,910.837
162,668.408
78,608.840
Small & Mid Cap
Value Portfolio
5,320,517.818
144,725.718
103,280.699
Small Company
Value Portfolio
7,427,037.533
42,674.767
25,557.080
SunAmerica
Dynamic Allocation
Portfolio
58,533,427.176
3,781,451.704
2,244,655.391
SunAmerica
Dynamic Strategy
Portfolio
22,265,426.749
1,651,358.670
934,953.259
Technology Portfolio
1,694,479.281
120,390.039
60,718.778
Telecom Utility
Portfolio
543,208.363
62,167.406
26,735.658
Total Return Bond
Portfolio
63,746,903.748
811,837.356
418,894.069
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3E.	To adopt or revise the fundamental policy regarding
investing in real estate.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,232,047.967
43,215.650
36,288.463
Alliance Growth
Portfolio
2,667,038.630
57,803.985
72,018.321
Balanced Portfolio
1,538,704.244
112,894.923
77,637.103
Blue Chip Growth
Portfolio
1,417,873.971
41,851.780
33,373.956
Capital Growth
Portfolio
656,299.568
27,997.819
30,160.695
Cash Management
Portfolio
2,520,223.477
209,189.275
117,122.400
Corporate Bond
Portfolio
34,546,770.197
391,690.215
290,535.725
Davis Venture Value
Portfolio
9,945,967.518
360,587.374
219,793.980
"Dogs" of Wall
Street Portfolio
6,098,938.502
137,194.156
64,828.532
Emerging Markets
Portfolio
19,410,201.783
190,144.752
142,366.678
Equity Index
Portfolio
43,466,011.674
15,972.463
4,564.221
Equity Opportunities
Portfolio
4,276,240.927
52,844.535
31,697.784
Foreign Value
Portfolio
18,935,773.383
191,777.560
136,504.153
Fundamental Growth
Portfolio
6,811,906.433
39,427.620
34,129.923
Global Bond
Portfolio
11,231,874.696
197,877.910
107,791.433
Global Equities
Portfolio
16,810,165.368
54,718.747
22,031.443
Growth
Opportunities
Portfolio
9,036,769.318
123,553.668
67,820.006
Growth-Income
Portfolio
11,449,053.174
79,912.917
52,189.054
High-Yield Bond
Portfolio
28,531,009.804
315,515.531
367,495.847
International
Diversified Equities
Portfolio
3,322,854.676
110,183.288
122,112.620
International Growth
and Income Portfolio
13,158,889.331
133,875.521
137,226.846
Marsico Focused
Growth Portfolio
9,980,016.251
125,316.500
37,809.271
MFS Massachusetts
Investors Trust
Portfolio
21,014,639.079
112,655.768
97,443.037
MFS Total Return
Portfolio
5,607,942.096
334,500.048
242,412.833
Mid-Cap Growth
Portfolio
5,722,065.019
81,095.621
64,742.402
Real Estate Portfolio
7,899,923.573
125,658.933
76,605.579
Small & Mid Cap
Value Portfolio
5,341,729.057
129,092.407
97,702.771
Small Company
Value Portfolio
7,428,643.320
42,480.152
24,145.908
SunAmerica
Dynamic Allocation
Portfolio
58,888,766.718
3,675,075.939
1,995,701.614
SunAmerica
Dynamic Strategy
Portfolio
23,389,922.127
1,552,423.337
899,403.214
Technology Portfolio
1,703,132.573
114,876.395
57,579.130
Telecom Utility
Portfolio
531,214.960
62,927.077
37,969.390
Total Return Bond
Portfolio
63,807,039.800
810,200.453
360,394.920
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3F.	To adopt or revise the fundamental policy regarding
investing in commodities.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,237,953.578
35,736.584
37,861.918
Alliance Growth
Portfolio
2,656,321.080
66,665.413
73,874.443
Balanced Portfolio
1,525,444.789
123,095.239
80,696.242
Blue Chip Growth
Portfolio
1,411,181.584
47,446.459
34,471.664
Capital Growth
Portfolio
657,932.909
27,700.316
28,824.857
Cash Management
Portfolio
2,546,363.515
215,751.269
84,420.368
Corporate Bond
Portfolio
34,509,264.577
424,251.683
295,479.877
Davis Venture Value
Portfolio
9,899,912.418
399,998.915
226,437.539
"Dogs" of Wall
Street Portfolio
6,094,996.386
137,917.683
68,037.122
Emerging Markets
Portfolio
19,394,983.269
210,492.834
137,237.010
Equity Index
Portfolio
43,468,418.961
13,565.176
4,564.221
Equity Opportunities
Portfolio
4,276,047.278
53,534.038
31,201.910
Foreign Value
Portfolio
18,910,382.973
212,817.427
140,854.696
Fundamental Growth
Portfolio
6,810,620.273
41,545.563
33,298.140
Global Bond
Portfolio
11,207,156.518
223,784.949
106,602.572
Global Equities
Portfolio
16,808,783.350
56,375.839
21,756.369
Growth
Opportunities
Portfolio
9,036,769.318
123,553.668
67,820.006
Growth-Income
Portfolio
11,434,914.032
88,376.448
67,904.665
High-Yield Bond
Portfolio
28,533,663.797
312,255.353
368,102.032
International
Diversified Equities
Portfolio
3,295,720.618
133,574.519
125,855.447
International Growth
and Income Portfolio
13,168,627.139
134,742.372
126,622.187
Marsico Focused
Growth Portfolio
7,977,997.158
125,774.909
39,369.955
MFS Massachusetts
Investors Trust
Portfolio
21,022,056.818
106,409.012
96,272.054
MFS Total Return
Portfolio
5,586,850.281
380,735.411
217,269,.85
Mid-Cap Growth
Portfolio
5,713,830.899
87,483.077
66,589.066
Real Estate Portfolio
7,855,557.208
171,700.916
74,929.961
Small & Mid Cap
Value Portfolio
5,332,392.000
137,391.555
89,740.680
Small Company
Value Portfolio
7,427,025.545
44,228.678
24,015.157
SunAmerica
Dynamic Allocation
Portfolio
58,750,474.655
3,795,061.196
2,014,008.430
SunAmerica
Dynamic Strategy
Portfolio
22,369,384.281
1,604,072.836
868,291.561
Technology Portfolio
1,706,030.721
111,978.247
57,579.130
Telecom Utility
Portfolio
42,015.776
63,903.629
26,192.022
Total Return Bond
Portfolio
63,755,520.735
860,598.910
361,515.528
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3G.	To revise the fundamental policy regarding
concentration.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,231,413.782
37,957.767
42,180.551
Alliance Growth
Portfolio
2,652,687.149
62,971.724
81,202.063
Balanced Portfolio
1,532,852.952
113,052.830
83,330.488
Blue Chip Growth
Portfolio
1,410,293.042
43,688.505
39,118.160
Capital Growth
Portfolio
663,699.089
27,262,624
23,496.369
Cash Management
Portfolio
2,596,927.499
167,768.659
81,838.994
Corporate Bond
Portfolio
34,530,416.713
391,976.456
306,602.968
Davis Venture Value
Portfolio
9,904,783.511
375,534.534
246,030.827
"Dogs" of Wall
Street Portfolio
6,108,806.040
133,389.850
58,755.301
Emerging Markets
Portfolio
19,397,516.029
211,114.174
134,082.910
Equity Index
Portfolio
43,467,758.004
13,643.325
5,147.029
Equity Opportunities
Portfolio
4,263,713.046
51,646.403
45,363.777
Foreign Value
Portfolio
18,915,795.332
205,214.144
143,045.620
Fundamental Growth
Portfolio
6,815,832.994
36,493.060
33,137.922
Global Bond
Portfolio
11,208,646.773
209,916.013
118,981.253
Global Equities
Portfolio
16,809,898.565
52,606.386
24,410.607
Growth
Opportunities
Portfolio
9,054,495.582
107,522.975
66,124.435
Growth-Income
Portfolio
11,423,605.187
95,438.988
72,150.970
High-Yield Bond
Portfolio
28,531,037.727
288,831.416
394,152.039
International
Diversified Equities
Portfolio
3,306,742.631
127,409.236
120,998.717
International Growth
and Income Portfolio
13,160,186.743
147,435.145
122,369.910
Marsico Focused
Growth Portfolio
7,980,826.359
120,545.982
41,769.681
MFS Massachusetts
Investors Trust
Portfolio
21,024,067.459
102,892.842
97,777.583
MFS Total Return
Portfolio
5,598,723.813
350,882.810
235,248.354
Mid-Cap Growth
Portfolio
5,722,427.877
83,534.809
61,940.356
Real Estate Portfolio
7,907,937.862
125,119.418
69,130.805
Small & Mid Cap
Value Portfolio
5,341,441.995
129,739.331
97,342.909
Small Company
Value Portfolio
7,432,833.182
39,200.359
23,235.839
SunAmerica
Dynamic Allocation
Portfolio
58,137,440.937
3,818,585.742
2,603,517.592
SunAmerica
Dynamic Strategy
Portfolio
22,211,303.398
1,552,641.146
1,077,804.134
Technology Portfolio
1,701,057.529
115,963.309
58,567.260
Telecom Utility
Portfolio
564,826.024
30,215.308
37,068.095
Total Return Bond
Portfolio
63,767,686.385
821,654.230
388,294.558
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3H.	To remove the fundamental policy regarding
diversification.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,225,545.225
54,993.246
31,013.609
Alliance Growth
Portfolio
2,640,407.958
90,190.510
66,262.468
Balanced Portfolio
1,518,407.128
151,822.488
59,006.654
Blue Chip Growth
Portfolio
1,398,932.071
60,545.161
33,622.475
Capital Growth
Portfolio
660,964.501
29,097.273
24,396.218
Cash Management
Portfolio
2,506,934.863
235,790.573
103,809.716
Corporate Bond
Portfolio
34,459,122.159
494,580.851
275,293.127
Davis Venture Value
Portfolio
9,857,842.752
440,016.707
228,489.413
"Dogs" of Wall
Street Portfolio
N/A
N/A
N/A
Emerging Markets
Portfolio
19,353,302.781
257,154.611
132,255.721
Equity Index
Portfolio
43,464,268.720
14,022.554
8,257.084
Equity Opportunities
Portfolio
4,263,435.445
57,537.999
39,809.782
Foreign Value
Portfolio
18,882,284.349
239,915.260
141,855.487
Fundamental Growth
Portfolio
6,813,888.029
41,901.164
29,674.783
Global Bond
Portfolio
N/A
N/A
N/A
Global Equities
Portfolio
16,803,564.495
57,758.269
25,592.794
Growth
Opportunities
Portfolio
9,022,761.454
122,254.866
83,126.672
Growth-Income
Portfolio
11,409,927.434
113,659.429
67,608.282
High-Yield Bond
Portfolio
28,392,620.968
466,159.942
355,240.272
International
Diversified Equities
Portfolio
3,289,252.248
142,533.073
123,365.263
International Growth
and Income Portfolio
13,144,553.958
154,999.206
130,498.534
Marsico Focused
Growth Portfolio
N/A
N/A
N/A
MFS Massachusetts
Investors Trust
Portfolio
21,001,205.009
121,465.731
102,067.144
MFS Total Return
Portfolio
5,568,350.580
403,051.154
213,453.243
Mid-Cap Growth
Portfolio



Real Estate Portfolio
7,885,561.929
140.531
76,094.409
Small & Mid Cap
Value Portfolio
5,322,592.354
150,780.325
95,151.556
Small Company
Value Portfolio
7,421,799.716
50,087.313
23,382.351
SunAmerica
Dynamic Allocation
Portfolio
57,433,569.301
4,851,233.933
2,274,741.037
SunAmerica
Dynamic Strategy
Portfolio
21,678,748.997
2,229,176.395
993,823.286
Technology Portfolio
1,693,891.470
120,779.719
60,916.909
Telecom Utility
Portfolio
560,396.776
45,340.968
26,373.683
Total Return Bond
Portfolio
N/A
N/A
N/A
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A

3I.	To remove the fundamental policy regarding the
purchase of securities on margin.
Final Vote:

For
Against
Abstain
Aggressive Growth
Portfolio
3,216,143.460
64,193.523
31,194.793
Alliance Growth
Portfolio
2,632,661.033
92,723.306
71,476.597
Balanced Portfolio
1,518,407.128
151.822.488
59,006.654
Blue Chip Growth
Portfolio
1,392,027.688
67,245.497
33,826.522
Capital Growth
Portfolio
656,361.387
33,068.990
25,027.705
Cash Management
Portfolio
N/A
N/A
N/A
Corporate Bond
Portfolio
34,373,179.808
581,682.450
274,133.489
Davis Venture Value
Portfolio
9,776,354.913
522,754.485
227,239.474
"Dogs" of Wall
Street Portfolio
6,075,417.495
168,837.979
56,695.717
Emerging Markets
Portfolio
19,315,098.177
298,265.791
129,349.145
Equity Index
Portfolio
43,461,850.480
16,837.917
7,859.961
Equity Opportunities
Portfolio
4,259,405.794
70,354.931
31,022.501
Foreign Value
Portfolio
18,841,663.890
280.862.920
141,528.286
Fundamental Growth
Portfolio
6,803,723.178
50,995.950
30,744.848
Global Bond
Portfolio
11,140,327.350
287,467.653
109,749.036
Global Equities
Portfolio
16,795,460.384
64,582.852
26,872.322
Growth
Opportunities
Portfolio
9,000,721.536
153,865.342
73,556.144
Growth-Income
Portfolio
11,389,607.388
127,724.382
73,863.375
High-Yield Bond
Portfolio
28,311,402.467
544,237.241
358,381.474
International
Diversified Equities
Portfolio
3,268,441.998
167,917.502
118,791.084
International Growth
and Income Portfolio
13,104,610.115
202,682.138
122,699.445
Marsico Focused
Growth Portfolio
7,967,385.946
146,975.572
28,780.504
MFS Massachusetts
Investors Trust
Portfolio
20,981,279.886
141,568.481
101,889.517
MFS Total Return
Portfolio
5,509,314.649
474,541.437
200,998.891
Mid-Cap Growth
Portfolio
5,690,149.591
118,623.817
59,129.634
Real Estate Portfolio
7,815,213.957
208,997.853
77,976.275
Small & Mid Cap
Value Portfolio
5,298,137.616
172,471.437
97,915.182
Small Company
Value Portfolio
7,412,230.027
60,165.254
22,874.099
SunAmerica
Dynamic Allocation
Portfolio
56,764,763.602
5,483,443.575
2,311,337.094
SunAmerica
Dynamic Strategy
Portfolio
21,534,705.267
2,343,551.485
963,491.926
Technology Portfolio
1,660,843.475
144,818.264
69,926.359
Telecom Utility
Portfolio
523,343.654
80,434.501
28,333.272
Total Return Bond
Portfolio
63,512,821.710
1,036,289.936
428,523.527
VCP Total Return
Balancedsm Portfolio
N/A
N/A
N/A
VCPsm Value
Portfolio
N/A
N/A
N/A



3J.	To remove the fundamental policy regarding short
sales.
Final Vote:

For
Against
Abstain
Cash Management
Portfolio
2,493,232.454
276,643,729
76,658.969

4.	To change the classification under the Investment
Company Act of 1940 of the Real Estate Portfolio from a diversified fund to a non-diversified fund (to be voted on by the Real Estate Portfolio only).
Final Vote:

For
Against
Abstain
Real Estate Portfolio
7,884,276.603
138,643.340
79,319.125

17
P:\SA Board Meetings\Proxy Statements 2013.2014\SAST Proxy Vote
Disclosure (01-31 fye).doc